UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GIGCAPITAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Proxy Materials

Dated April 17, 2019

Subject to Completion

GIGCAPITAL, INC.

2479 E. Bayshore Rd., Suite 200

Palo Alto, CA 94303

NOTICE OF SPECIAL MEETING

TO BE HELD ON [            ] [●], 2019

TO THE STOCKHOLDERS OF GIGCAPITAL, INC.:

You are cordially invited to attend a special meeting (the “special meeting”) of stockholders of GigCapital, Inc. (the “Company,” “we,” “us” or “our”), to be held at 10:00 a.m., local time, on [●], [            ] [●], 2019 at the offices of the Company, located at 2479 E. Bayshore Rd., Suite 200, Palo Alto, California 94303, to consider and vote upon the following proposal:

1.

to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate the Kaleyra Business Combination (as defined below) (the “Extension”) from June 12, 2019 (the date which is 18 months from the closing date of the Company’s initial public offering of our units (the “IPO”)) to December 12, 2019 (the date which is 24 months from the closing date of the IPO) (the “Extended Date”).

The proposal is more fully described in the accompanying proxy statement.

In the IPO, the Company issued and sold to the public, units of shares of common stock, warrants and rights. The Company also issued identical units in a private placement to our Founders (as defined below). Since the IPO, holders of units have been able to break the units into their constituent securities, although not all holders of units have done so.

The sole purpose of the Extension Amendment is to allow Kaleyra S.p.A., (“Kaleyra”) sufficient time to prepare financial statements, including audited financial statements, in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”), for inclusion in a proxy statement that the Company will prepare, file with the SEC and deliver to our stockholders (the “Combination Proxy Statement”) to seek stockholder approval by the Company of its previously announced proposed business combination with Kaleyra (the “Kaleyra Business Combination”) pursuant to the terms of a stock purchase agreement dated February 22, 2019, as it may be amended from time to time (the “Stock Purchase Agreement”) by and among the Company, Kaleyra, the sellers identified therein, and Shareholder Representative Services LLC, as representative for the sellers (“Seller’s Representative”).

The Company’s IPO prospectus and charter provided that the Company initially had until March 12, 2019 (the date which was 15 months after the consummation of the IPO) to complete the Kaleyra Business Combination. The Company’s IPO prospectus and charter also provided that the Company could extend such 15 months period an additional 3 months if the Founders (as defined below) deposited into the Company’s trust account established following the IPO an amount equal to the aggregate total of $0.10 per public share sold in the IPO, for a total deposit of $1,437,500. On March 6, 2019, the Company issued four unsecured promissory notes in the aggregate principal amount of $1,437,500, representing $0.10 per public share, to GigAcquisitions, LLC (the “Sponsor”) and three additional investors (the “additional founder investors” and together with the Sponsor, the “Founders”). The Founders deposited such aggregate funds into the trust account, and as a result, the period of time the Company has to consummate the Kaleyra Business Combination and the date for cessation of operations of the Company if the Company has not completed the Kaleyra Business Combination has been extended (the “Initial Extension”) from March 12, 2019 to June 12, 2019. The terms of the trust agreement did not require an amendment of the charter in order to accomplish the Initial Extension.

Our board of directors (the “Board”), currently believes that there will not be sufficient time before June 12, 2019 to complete the Kaleyra Business Combination solely because Kaleyra is still preparing the financial statements required for the Combination Proxy Statement. The SEC’s rules require the Company to file and deliver the Combination Proxy Statement, which is required to include the financial statements, before the Company seeks stockholder approval of the Kaleyra Business Combination at a special meeting of the Company’s stockholders. The sole purpose of the Extension Amendment is to allow Kaleyra sufficient time to prepare the required financial statements, and therefore, to provide the Company more time to complete the Kaleyra Business Combination, which our Board believes is in the best interests of our stockholders. Upon preparation of the Combination Proxy Statement, the Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of the Kaleyra Business Combination.

In connection with the Extension Amendment, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the Kaleyra Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed the Kaleyra Business Combination by the Extended Date.

The Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.30 at the time of the special meeting. The closing price of the Company’s common stock on [            ] [●], 2019 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment proposal is not approved and the Company does not consummate the Kaleyra Business Combination by June 12, 2019, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless in the event the Company winds up.

The affirmative vote of 65% of the Company’s outstanding common stock will be required to approve the Extension Amendment.

Our Board has fixed the close of business on April 26, 2019 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on the Kaleyra Business Combination at this time. If you are a public stockholder on the record date that will be set forth in the Combination Proxy Statement, you will have the right to vote on the Kaleyra Business Combination (and to exercise your redemption rights, if you so choose) when it is submitted to our stockholders for approval.

After careful consideration of all relevant factors, our Board has determined that the proposal is advisable and recommends that you vote or give instruction to vote “FOR” the proposal.

Enclosed is the proxy statement containing detailed information concerning the proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

[ ] [●], 2019	By Order of the Board of Directors, Dr. Avi S. Katz Chairman, Secretary, President and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [            ] [●], 2019: This notice of meeting, the accompanying proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 are available at [●].

GIGCAPITAL, INC.

2479 E. Bayshore Rd., Suite 200

Palo Alto, CA 94303

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [            ] [●], 2019

PROXY STATEMENT

A special meeting of stockholders (the “special meeting”) of GigCapital, Inc. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 10:00 a.m., local time, on [            ] [●], 2019 at the offices of the Company, located at 2479 E. Bayshore Rd., Suite 200, Palo Alto, California 94303, to consider and vote upon the following proposal:

1.

to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate the Kaleyra Business Combination (as defined below) (the “Extension”) from June 12, 2019 (the date which is 18 months from the closing date of the Company’s initial public offering of our units (the “IPO”)) to December 12, 2019 (the date which is 24 months from the closing date of the IPO) (the “Extended Date”).

This proxy statement is dated [            ] [●], 2019 and is first being mailed to stockholders on or about that date.

In the IPO, the Company issued and sold to the public, units of shares of common stock, warrants and rights. The Company also issued identical units in a private placement to our Founders (as defined below). Since the IPO, holders of units have been able to break the units into their constituent securities, although not all holders of units have done so.

The sole purpose of the Extension Amendment is to allow Kaleyra S.p.A., (“Kaleyra”) sufficient time to prepare financial statements, including audited financial statements in accordance, with the requirements of the U.S. Securities and Exchange Commission (the “SEC”), for inclusion in a proxy statement that the Company will prepare, file with the SEC and deliver to our stockholders (the “Combination Proxy Statement”) to seek stockholder approval by the Company of its previously announced proposed business combination with Kaleyra (the “Kaleyra Business Combination”) pursuant to the terms of a stock purchase agreement dated February 22, 2019, as it may be amended from time to time (the “Stock Purchase Agreement”) by and among the Company, Kaleyra, the sellers identified therein, and Shareholder Representative Services LLC, as representative for the sellers (“Seller’s Representative”).

The Company’s IPO prospectus and charter provided that the Company initially had until March 12, 2019 (the date which was 15 months after the consummation of the IPO) to complete the Kaleyra Business Combination. The Company’s IPO prospectus and charter also provided that the Company could extend such 15 months period an additional 3 months if the Founders (as defined below) deposited into the Company’s trust account established following the IPO an amount equal to the aggregate total of $0.10 per public share sold in the IPO, for a total deposit of $1,437,500. On March 6, 2019, the Company issued four unsecured promissory notes in the aggregate principal amount of $1,437,500, representing $0.10 per public share, to GigAcquisitions, LLC (the “Sponsor”) and three additional investors (the “additional founder investors” and together with the Sponsor, the “Founders”). The Founders deposited such aggregate funds into the trust account, and as a result, the period of time the Company has to consummate the Kaleyra Business Combination and the date for cessation of operations of the Company if the Company has not completed the Kaleyra Business Combination has been extended (the “Initial Extension”) from March 12, 2019 to June 12, 2019. The terms of the trust agreement did not require an amendment of the charter in order to accomplish the Initial Extension.

Our board of directors (the “Board”), currently believes that there will not be sufficient time before June 12, 2019 to complete the Kaleyra Business Combination solely because Kaleyra is still preparing the financial statements required for the Combination Proxy Statement. The SEC’s rules require the Company to file and deliver the Combination Proxy Statement, which is required to include the financial statements, before the Company seeks stockholder approval of the Kaleyra Business Combination at a special meeting of the Company’s stockholders. The sole purpose of the Extension Amendment is to allow Kaleyra sufficient time to prepare the required financial statements, and therefore, to provide the Company more time to complete the Kaleyra Business Combination, which our Board believes is in the best interests of our stockholders. Upon preparation of the Combination Proxy Statement, the Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of the Kaleyra Business Combination.

Approval of the Extension Amendment is a condition to the implementation of the Extension. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment proposal.

In connection with the Extension Amendment, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the Kaleyra Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed the Kaleyra Business Combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account may be only a fraction of the approximately $147,256,962 (including interest but less the funds used to pay taxes) that was in the trust account as of March 31, 2019. In such event, and although there is no minimum cash closing condition in connection with the Kaleyra Business Combination, the Company may still seek to obtain additional funds to complete the Kaleyra Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment proposal is not approved and the Company does not consummate the Kaleyra Business Combination by June 12, 2019, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income earned on the trust account (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company’s Founders, including the Sponsor, and certain of its directors hold shares (collectively, the “initial stockholders”) have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock, including those included in our units issued to such initial stockholders, acquired directly from the Company. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event the Company winds up.

Our Sponsor, for which Dr. Katz serves as the manager, has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.00 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third party claims. There is no assurance that our Sponsor will be able to satisfy its obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.30 (based on the amount expected to be in trust at the time of the special meeting). Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.30, plus interest, due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the Kaleyra Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on the Kaleyra Business Combination through the Extended Date if the Extension Amendment is approved.

The record date for the special meeting is April 26, 2019. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 18,462,006 outstanding shares of the Company’s common stock including 14,375,000 outstanding public shares. The Company’s rights and warrants do not have voting rights in connection with the proposal.

This proxy statement contains important information about the special meeting and the proposal. Please read it carefully and vote your shares.

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•	our ability to complete the Kaleyra Business Combination;

•	the anticipated benefits of the Kaleyra Business Combination;

•

our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving the Kaleyra Business Combination, as a result of which they would then receive expense reimbursements or other benefits;

•	our potential ability to obtain additional financing, if needed, to complete the Kaleyra Business Combination;

•	our public securities’ potential liquidity and trading;

•	the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; or

•	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2018. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposal to be considered at the special meeting.

The Company is a blank check company formed in 2017 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In December 2017, the Company consummated its IPO from which it derived gross proceeds of $125,000,000 (which ultimately increased to $143,750,000 after the underwriters exercised their over-allotment option). Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case such certain date was originally March 12, 2019, and that date has been extended to June 12, 2019 upon the deposit into the trust account by the Founders of an additional $1,437,500, representing $0.10 per public share. Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete its previously announced Kaleyra Business Combination as the Company will not be able to do so by June 12, 2019. Therefore, the Board is submitting the proposal to the stockholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposal:

1.	to amend our charter to extend the date by which the Company must consummate the Kaleyra Business Combination from June 12, 2019 to December 12, 2019.

The sole purpose of the Extension Amendment is to allow Kaleyra sufficient time to prepare financial statements, including audited financial statements, in accordance with the requirements of the SEC, for inclusion in the Combination Proxy Statement so that the Company has sufficient time to complete the Kaleyra Business Combination. Approval of the Extension Amendment proposal is a condition to the implementation of the Extension.

If the Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating the Kaleyra Business Combination on or before the Extended Date.

The Company will not proceed with the Extension if redemptions of our public shares cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment proposal.

If the Extension Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved and the amount remaining in the trust account may be only a fraction of the approximately $147,256,962 (including interest but less the funds used to pay taxes) that was in the trust account as of March 31, 2019. In such event, and although there is no minimum cash closing condition in connection with the Kaleyra Business Combination, the Company may still seek obtain additional funds to complete the Kaleyra Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment proposal is not approved and the Company has not consummated the Kaleyra Business Combination, by June 12, 2019, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock, including those included in our units issued to such initial stockholders, acquired directly from the Company (the “Private Shares”). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

Why is the Company proposing the Extension Amendment proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before June 12, 2019 (the last date following the Initial Extension by which such a business combination must occur). However, as the Company explains below, there is not sufficient time before June 12, 2019 to complete the Kaleyra Business Combination.

As previously announced on February 22, 2019, the Company agreed to the Kaleyra Business Combination when it entered into the Stock Purchase Agreement. On March 6, 2019, the Company effected the Initial Extension from March 12, 2019 to June 12, 2019. Our Board currently believes that there will not be sufficient time before June 12, 2019 to complete the Kaleyra Business Combination. Kaleyra needs more time prepare its financial statements that will be included in the Combination Proxy Statement, and therefore, the Company needs additional time to prepare the Combination Proxy Statement to seek stockholder approval of the Kaleyra Business Combination at a special meeting of the Company’s stockholders, and to ensure that such proxy statement satisfies all requirements of the SEC. The sole purpose of the Extension Amendment is to allow Kaleyra sufficient time to prepare the required financial statements, and therefore, to provide the Company more time to complete the Kaleyra Business Combination, which our Board believes is in the best interests of our stockholders. Upon preparation of the Combination Proxy Statement, the Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of the Kaleyra Business Combination.

Why should I vote for the Extension Amendment?

Our Board believes stockholders will benefit from the Company consummating the Kaleyra Business Combination and is proposing the Extension Amendment to extend the date by which the Company must complete the Kaleyra Business Combination until the Extended Date. The Extension would give the Company the opportunity to complete the Kaleyra Business Combination.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete the Kaleyra Business Combination before June 12, 2019, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing the Kaleyra Business Combination, circumstances warrant providing those who believe they might find the Kaleyra Business Combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote in favor of the Extension Amendment, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the proposal.

The initial stockholders are not entitled to redeem the Private Shares. With respect to any shares purchased on the open market by the initial stockholders and the Company’s directors and their respective affiliates, such public shares may be redeemed. On the record date, the initial stockholders beneficially owned and were entitled to vote 4,027,006 Private Shares, including those held as a constituent part of Private Placement Units (as defined below) which reflects the number of shares of acquired after the underwriter exercised its over-allotment option and which represents approximately 22% of the Company’s issued and outstanding common stock.

In addition, the Sponsor or the Company’s or Kaleyra’s directors, executive officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What vote is required to adopt the Extension Amendment?

Approval of each of the Extension Amendment will require the affirmative vote of holders of 65% of the Company’s outstanding common stock, including those shares held as a constituent part of our units, on the record date.

If the Extension Amendment is approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

What happens if I sell my GigCapital common stock or units before the special meeting?

The April 26, 2019 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. However, you will not be able to seek redemption of your shares because you will no longer be able to deliver them for cancellation upon Closing of the Acquisition in accordance with the provisions described in this proxy statement/prospectus. If you transfer your GigCapital Common Stock prior to the Record Date, you will have no right to vote those shares at the Special Meeting.

What if I don’t want to vote for the Extension Amendment proposal?

If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not anticipate seeking any further extension to consummate the Kaleyra Business Combination.

What happens if the Extension Amendment is not approved?

If the Extension Amendment is not approved and the Company has not consummated the Kaleyra Business Combination by June 12, 2019, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their Private Shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes.

If the Extension Amendment proposal is approved, what happens next?

The Company is continuing its efforts to complete the Kaleyra Business Combination, which will involve:

•	completing the Combination Proxy Statement;

•	establishing a meeting date and record date for considering the Kaleyra Business Combination, and distributing the Combination Proxy Statement to stockholders; and

•	holding a special meeting to consider the Kaleyra Business Combination.

The Company is seeking approval of the Extension Amendment because the Company will not be able to complete all of the tasks listed above prior to June 12, 2019. If the Extension Amendment is approved, the Company will seek stockholder approval of the Kaleyra Business Combination. If stockholders approve the Kaleyra Business Combination (which approval will be solicited at a future date at a special meeting different from the one addressed by this proxy statement), the Company expects to consummate the Kaleyra Business Combination as soon as possible following stockholder approval.

Upon approval by 65% of the common stock (including those shares held as a constituent part of our units) outstanding as of the record date of the Extension Amendment proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, common stock, public rights and public warrants will remain publicly traded.

If the Extension Amendment proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the Private Shares.

Would I still be able to exercise my redemption rights if I vote against the Kaleyra Business Combination?

Yes. Assuming you are a stockholder as of the record date for voting on the Kaleyra Business Combination, you will be able to vote on the Kaleyra Business Combination when it is submitted to stockholders. If you disagree with the Kaleyra Business Combination, you will retain your right to redeem your public shares upon consummation of the Kaleyra Business Combination, subject to any limitations set forth in the charter.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA, Attn: Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The proposal is a “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented in person or by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on April 26, 2019 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 18,462,006 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the proposal?

Yes. After careful consideration of the terms and conditions of the proposal, the Board has determined that the proposal is in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” the proposal.

What interests do the Company’s directors and executive officers have in the approval of the proposal?

The Company’s directors and executive officers have interests in the proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of Private Shares, rights and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment under the DGCL.

What happens to the Company’s rights and warrants if the Extension Amendment is not approved?

If the Extension Amendment is not approved and the Company has not consummated the Kaleyra Business Combination by June 12, 2019, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income earned on the trust account (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our rights or warrants, which will expire worthless in the event the Company wind up.

What happens to the Company rights and warrants if the Extension Amendment proposal is approved?

If the Extension Amendment proposal is approved, the Company will continue its efforts to consummate the Kaleyra Business Combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The rights and warrants will remain outstanding in accordance with their terms.

How do I redeem my shares of Company common stock?

If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve the Kaleyra Business Combination, or if the Company has not consummated the Kaleyra Business Combination by the Extended Date.

To demand redemption, you must check the box on the proxy card provided for that purpose and return the proxy card in accordance with the instructions provided, and, at the same time, ensure your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and Election.

In connection with tendering your shares for redemption, you must elect to either (x) physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th , New York, New York 10004, Attn: Mark Zimkind, at least two business days prior to the special meeting or (y) to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Shares that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares, public rights and Public Warrants (as defined below) prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, public rights and Public Warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my shares of Company common stock?” above.

If a broker, dealer, commercial bank, trust company or other nominee holds your public units, you must instruct such nominee to separate your public units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of public units to be split and the nominee holding such public units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant public units and a deposit of an equal number of public shares, public rights and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the public units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your the Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged MacKenzie Partners, Inc. (“MacKenzie Partners”) to assist in the solicitation of proxies for the annual meeting. The Company has agreed to pay MacKenzie Partners a fee of $9,000. The Company will also reimburse MacKenzie Partners for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposal or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

GigCapital, Inc.

2479 E. Bayshore Rd., Suite 200

Palo Alto, CA 94303

Attn: Dr. Avi Katz

Telephone: (650) 276-7040

You may also contact the Company’s proxy solicitor at:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Telephone: (212) 929-5500 (Call Collect)

or

Call Toll-Free: (800) 322-2885

Email: proxy@mackenziepartners.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

BACKGROUND

The Company

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on October 9, 2017.

On December 12, 2018, we consummated our IPO of 12,500,000 units at a price of $10.00 per unit (the “units”), generating gross proceeds of $125,000,000. Each unit consists of one share of our common stock; three-quarters (3/4) of one warrant to purchase one share of our common stock (“Public Warrant”), and one right to receive one-tenth (1/10) of one share of our common stock upon the completion of the Kaleyra Business Combination. Each Public Warrant is exercisable for one share of common stock at a price of $11.50 per full share. Simultaneously with the closing of the IPO and the sale of the units, we consummated the private placement (“Private Placement”) of 489,500 units (the “Private Placement Units”), at a price of $10.00 per Private Placement Unit, with each of the Founders (the “Unit Purchase Agreements”). Among the Founders, the Sponsor purchased 356,000 Private Placement Units; Cowen Investments LLC purchased 89,000 Private Placement Units; Irwin Silverberg purchased 40,050 Private Placement Units; and Jeffrey Bernstein purchased 4,450 Private Placement Units. The Private Placement generated aggregate gross proceeds of $4,895,000. The Private Placement Units are substantially similar to the units, except for certain differences in the warrants included in the Private Placement Units (the “Private Placement Warrants”). Unlike the Public Warrants, if held by the original holder or its permitted transferees, the Private Placement Warrants (i) may be exercised for cash or on a cashless basis at such time as they become exercisable, (ii) are not redeemable by us, and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until thirty (30) days following the consummation of the Kaleyra Business Combination. If the Private Placement Warrants are held by holders other than its initial holders or their permitted transferees, the Private Placement Warrants will be redeemable by us and exercisable by holders on the same basis as the Public Warrants.

In connection with the IPO, we granted the underwriters an option to purchase up to an additional 1,875,000 additional units (“Over-Allotment Units”) solely to cover over-allotments, if any, at an offering price of $10.00 per Over-Allotment Unit. On January 5, 2018, the underwriters exercised their over-allotment option in full, and on January 9, 2018, the underwriters purchased 1,875,000 Over-Allotment Units, generating gross proceeds of $18,750,000.

On January 9, 2018, a second closing of the Private Placement was consummated, resulting in the purchase of 8,756 additional Private Placement Units by the Founders at a purchase price of $10.00 per Private Placement Unit. The Sponsor purchased 6,368 additional Private Placement Units; Cowen Investments LLC purchased 1,592 additional Private Placement Units; Mr. Silverberg purchased 716 additional Private Placement Units; and Mr. Bernstein purchased 80 additional Private Placement Units. The Second Closing generated aggregate gross proceeds of $87,560. Cowen Investments LLC subsequently transferred its securities to an affiliate, Cowen Investments II LLC (“Cowen”).

As of March 31, 2019, we had approximately $147,256,962 (including interest but less the funds used to pay taxes) in the trust account.

The mailing address of our principal executive office is 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303, and its telephone number is (650) 276-7040.

The Proposed Business Combination

As previously announced on February 22, 2019, we agreed to acquire Kaleyra in the Kaleyra Business Combination pursuant to the terms of the Stock Purchase Agreement. Our Board believes that the Kaleyra

Business Combination is compelling and its consummation is in the best interests of our stockholders. We and Kaleyra are working to prepare the Combination Proxy Statement to seek stockholder approval of the Kaleyra Business Combination at a special meeting of our stockholders, and to ensure that such proxy statement satisfies all requirements of the SEC, and to otherwise satisfy the closing conditions in order to consummate the Kaleyra Business Combination. Under the current terms of our charter, this must be accomplished by June 12, 2019. Our Board believes that in order to be able to successfully complete the Kaleyra Business Combination, it is necessary and appropriate to obtain the Extension. As noted, the Extension would extend the date by which we must complete the Kaleyra Business Combination to the Extended Date, or December 12, 2019. We expect to close the Kaleyra Business Combination in the second half of 2019 and do not currently anticipate needing the entire six month period until December 12, 2019 to do so. Our Board has determined that it is in the best interests of our stockholders to extend the date by which we must complete the Kaleyra Business Combination to the Extended Date.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at 10:00 a.m., local time, on [                ] [●], 2019 at our offices located at 2479 E. Bayshore Rd., Suite 200, Palo Alto, California 94303.

Stockholders are being asked to vote on the following proposal:

1.	to amend our charter to extend the date by which the Company must consummate the Kaleyra Business Combination from June 12, 2019 to December 12, 2019.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on April 26, 2019, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. Our warrants and rights do not carry voting rights.

At the close of business on the record date, there were 18,462,006 outstanding shares of Company common stock entitled to vote, of which 4,027,006 were Private Shares, including those held as a constituent part of Private Placement Units.

Votes Required

Approval of the Extension Amendment proposal will require the affirmative vote of holders of 65% of the Company’s common stock outstanding on the record date.

If you do not vote (i.e., you “abstain” from voting on the proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

If you do not want the proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Voting

You can vote your shares at the special meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Avi Katz and Tara McDonough to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposal presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting. You will be given a ballot at the special meeting.

A special note for those who plan to attend the special meeting and vote in person: if your shares or units are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares or units are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, MacKenzie Partners, at (212) 929-5500 (call collect), (800) 322-2885 (call toll-free), or by sending an email to proxy@mackenziepartners.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Secretary at GigCapital, Inc., 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting in person.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting in person but you hold your shares or units through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the special meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposal being presented to stockholders at the special meeting. The Company has agreed to pay MacKenzie Partners a fee of $9,000. The Company will also reimburse MacKenzie Partners for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact MacKenzie Partners at:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Telephone: (212) 929-5500 (Call Collect)

or

Call Toll-Free: (800) 322-2885

Email: proxy@mackenziepartners.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposal to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303. Our telephone number at such address is (650) 276-7040.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2019, with respect to the beneficial ownership of our common stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our current or former executive officers and directors; and

•	all our current executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the rights included in our units or the private placement warrants as these rights and warrants are not convertible or exercisable, respectively, within 60 days of March 31, 2019.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Common Stock (2)
GigAcquisitions, LLC(3)	3,218,975	(4)	17.44%
Dr. Avi S. Katz	3,218,975		17.44%
Tara McDonough	—		*
Barrett Daniels(5)	—		*
Neil Miotto	—		*
John Mikulsky	20,000		*
Peter Wang	20,000		*
Jack Porter	20,000		*

All directors and executive officers as a group (7 individuals)	3,278,975		17.76%
Polar Asset Management Partners Inc.(6)	2,237,952		12.12%
Weiss Asset Management LP(7)	1,422,420		7.70%
Karpus Management, Inc.(8)	964,085		5.2%
Westchester Capital Management, LLC(9)	952,916		5.15%

*	Less than one percent.
(1)	Unless otherwise indicated, the business address of each of the individuals is 2479 E. Bayshore Road, Suite 200, Palo Alto CA.
(2)	Based on 18,462,006 shares of common stock outstanding as of March 31, 2019.
(3)

Represents shares held by our Sponsor. The shares held by our Sponsor are beneficially owned by Avi S. Katz, our Executive Chairman, Secretary, President, Chief Executive Officer and Secretary, and the manager of our Sponsor, who has sole voting and dispositive power over the shares held by our Sponsor.

(4)	Does not include 271,776 shares of common stock underlying warrants or 36,237 shares of common stock underlying rights that are not exercisable within 60 days.
(5)	The Company’s former Chief Financial Officer until July 1, 2018.
(6)	401 Bay Street, Suite 1900, PO Box 19, Toronto, ON, M5H 2Y4. Ownership is as reported in Schedule 13G as filed with the SEC on February 9, 2018.
(7)	222 Berkeley St., 16th Floor, Boston, MA 02116. Ownership is as reported in Schedule 13G/A Amendment No. 1 as filed with the SEC on February 14, 2019.
(8)	183 Sully’s Trail, Pittsford, NY 15434. Ownership is as reported in Schedule 13G as filed with the SEC on February 14, 2019.
(9)	100 Summit Drive, Valhalla, NY 10595. Ownership is as reported in Schedule 13G as filed with the SEC on February 12, 2019.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During October 2017, the Founders purchased 4,267,500 Private Shares for $25,000, or approximately $0.005858 per share. In November and December 2017, the Company canceled 738,750 Private Shares for no consideration. Additionally, on December 7, 2017, we issued an aggregate of 65,000 Private Shares solely in consideration of then-future services to each of our independent directors and to Mr. Barrett Daniels, our former Vice President and Chief Financial Officer. As a result, each of Messrs. Mikulsky, Wang and Porter have received 20,000 Private Shares, and Mr. Daniels received 5,000 Private Shares, which were cancelled upon Mr. Daniels’s resignation in July 2018. As a result, there are 3,528,750 Private Shares (not including those Private Shares that are held as a constituent part of the Private Placement Units) outstanding as of the record date. The Private Shares are identical to the common stock included in the units sold in the IPO except that the Private Shares are subject to certain transfer restrictions, as described in more detail below.

The Founders purchased from us an aggregate of 489,500 Private Placement Units at a price of $10.00 per unit in a private placement that occurred simultaneously with the completion of the initial closing of the IPO. The Founders also purchased from us an aggregate of 8,756 Private Placement Units in a private placement that occurred simultaneously with the completion of the second closing of the IPO with the exercise of the over-allotment option. Each private placement unit consists of one share of our common stock, $0.0001 par value, three-fourths of a warrant, and one right to receive one-tenth of a share of common stock upon the consummation of the Kaleyra Business Combination. Warrants will only be exercisable for whole shares at $11.50 per share. Unlike the warrants included in the units sold in the IPO, if held by the original holder or its permitted transferees, the Private Placement Warrants included in the Private Placement Units are not redeemable by us and subject to certain limited exceptions, will be subject to transfer restrictions until one year following the consummation of the Kaleyra Business Combination. If the Private Placement Warrants are held by holders other than the Founders or their permitted transferees, the Private Placement Warrants will be redeemable by us and exercisable by holders on the same basis as the warrants included in the units sold in the IPO.

We entered into a promissory note agreement with the Sponsor, whereby the Sponsor agreed to loan us up to an aggregate amount not to exceed $55,000 (“Sponsor Promissory Notes”) to be used for the payment of expenses related to the IPO. The Sponsor Promissory Notes were non-interest bearing, unsecured and were due on the earlier of (i) December 31, 2017 or (ii) December 12, 2017, the date on which we completed the IPO. The Sponsor Promissory Notes were repaid in December 2017.

Subject to certain limited exceptions, our initial stockholders have agreed not to transfer, assign or sell any of their Private Shares or Private Placement Units, or the securities, including the common stock, underlying the Private Placement Units, until one year after the date of the consummation of the Kaleyra Business Combination. Notwithstanding the foregoing, (1) if the last sale price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Kaleyra Business Combination, or (2) if we consummate a liquidation, merger, stock exchange or other similar transaction after the Kaleyra Business Combination which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property, then the aforenamed securities will be released from the lock-up. Permitted transferees would be subject to the same restrictions and other agreements of our initial stockholders with respect to any such securities.

In order to meet our working capital needs, the Sponsor, executive officers and directors, or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. Up to $1,500,000 of such loans may be convertible into additional units of the post-business combination entity at a price of $10.00 per unit at the option of the lender. The units would be identical to the Private Placement Units. The terms of such loans by our executive officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

In connection with their initial purchase of our securities, the initial stockholders were granted registration rights pursuant to a registration rights agreement (the “Initial Registration Rights Agreement”). In connection with the Kaleyra Business Combination, we agreed to amend and restate (the “Amended Registration Rights Agreement”) the Initial Registration Rights Agreement in the form attached to the Stock Purchase Agreement. Pursuant to the Amended Registration Rights Agreement, after the date of closing of the Kaleyra Business Combination, the Seller’s Representative, Cowen or the holders of at least a majority-in-interest of the then-outstanding Private Shares, shares issued upon exercise of the Private Placement Warrants or the conversion of the rights held by the initial stockholders, and the shares issued in the Kaleyra Business Combination (collectively, the “Registrable Securities”) will be entitled to make up to three demands (not counting any demand by Cowen to register our securities) that we register the Registrable Securities. Such registration rights are subject to certain requirements and limitations as set forth in the Amended Registration Rights Agreement. In addition, and subject to certain requirements and limitations as set forth in the Amended Registration Rights Agreement, the holders of the Registrable Securities have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of the Kaleyra Business Combination. Notwithstanding the foregoing, Cowen, and Messrs. Silverberg and Bernstein may not exercise their demand and “piggyback” registration rights after five and seven years, respectively, after December 7, 2017 and may not exercise their demand rights on more than one occasion. We will bear the expenses incurred in connection with the filing of any such registration statements, provided, that the Company is not required to pay for any registration if the request for such registration is subsequently withdrawn at the request of the holders of a majority of the Registrable Securities to be registered in such registration.

The Sponsor has agreed that, commencing on the effective date of the registration statement, December 7, 2017, through the earlier of our consummation of the Kaleyra Business Combination or our liquidation, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay the Sponsor an aggregate of $20,000 per month for these services. Dr. Avi S. Katz, our President, Chief Executive Officer, Secretary and Executive Chairman of the Board, is the manager of the Sponsor. In addition, he and Mr. Miotto, one of our independent directors, have formed a partnership, which is also managed by Dr. Katz and which has a financial and voting interest in the Sponsor that entitles this partnership to participate in any economic return that the Sponsor receives for its investment in the Company in accordance with terms negotiated with the other holders of financial and voting interests in the Sponsor. Accordingly, they will benefit from the transaction to the extent of their interest in the Sponsor. However, this arrangement is solely for our benefit and is not intended to provide our executive officers or directors compensation in lieu of a salary. We believe, based on rents and fees for similar services in the San Francisco Bay Area, that the fee charged by the Sponsor is at least as favorable as we could have obtained from an unaffiliated person.

On October 10, 2017, we entered into a Strategic Services Agreement with Barrett Daniels, our former Vice President and Chief Financial Officer, which was effective through July 1, 2018, Mr. Daniels’s last day providing services for the Company. Mr. Daniels was paid an hourly rate of $300 per hour for his services. On July 1, 2018 we entered into a Strategic Services Agreement with Tara McDonough, our current Vice President and Chief Financial Officer. Ms. McDonough is paid at an hourly rate of $175 per hour.

During the year ended September 30, 2018 we purchased consulting services in the amount of $14,400 from Sentienz Inc., a technology solutions company. Mr. Porter, a member of our Board, is the Executive Chairman of Sentienz Inc. The fees paid were comparable to fees charged for similar services by other technology solutions companies.

Our IPO prospectus and charter provided that we had until March 12, 2019 (the date which was 15 months after the consummation of the IPO) to complete the Kaleyra Business Combination. Our IPO prospectus and charter also provided that we could extend such 15 months period an additional 3 months if the Founders deposited into our trust account established following the IPO an amount equal to the aggregate total of $0.10 per public share sold in the IPO, for a total deposit of $1,437,500. On March 6, 2019, we issued four unsecured promissory notes in the aggregate principal amount of $1,437,500, representing $0.10 per public share, to the Founders. The Founders deposited such aggregate funds into the trust account, and as a result, the period of time the Company has to consummate the Kaleyra Business Combination and the date for cessation of our operations if we have not completed the Kaleyra Business Combination has been extended from March 12, 2019 to June 12, 2019.

Other than the foregoing, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to the Sponsor, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of the Kaleyra Business Combination (regardless of the type of transaction that it is). However, such individuals will receive the repayment of any loans from the Sponsor, executive officers and directors for working capital purposes and reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After the Kaleyra Business Combination, members of our management team who remain with the combined company may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider the Kaleyra Business Combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

All ongoing and future transactions between us and any of our executive officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our Code of Ethics will require us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate a business combination with an entity that is affiliated with any of the Sponsor or management team including (i) an entity that is either a portfolio company of, or has otherwise received a material financial investment from, any private equity fund or investment company (or an affiliate thereof) that is affiliated with any of the foregoing, (ii) an entity in which any of the foregoing or their affiliates are currently passive investors, (iii) an entity in which any of the foregoing or their affiliates are currently officers or directors, or (iv) an entity in which any of the foregoing or their affiliates are currently invested through an investment vehicle controlled by them, unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions on the type of target business we are seeking to acquire, and the approval of a majority of our disinterested independent directors that the business combination is fair to our unaffiliated stockholders from a financial point of view. The Kaleyra Business Combination satisfies all requirements set forth in this paragraph.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate the Kaleyra Business Combination to the Extended Date.

The sole purpose of the Extension Amendment is to allow Kaleyra sufficient time to prepare financial statements, including audited financial statements, in accordance with the requirements of the SEC, for inclusion in the Combination Proxy Statement so that the Company has sufficient time to complete the Kaleyra Business Combination. Approval of the Extension Amendment proposal is a condition to the implementation of the Extension.

If the Extension Amendment proposal is not approved and the Company has not consummated the Kaleyra Business Combination by June 12, 2019, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Given the Company’s expenditure of time, effort and money on pursuing the Kaleyra Business Combination, our Board believes that circumstances warrant providing public stockholders an opportunity to consider the Kaleyra Business Combination.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s IPO prospectus and charter provided that the Company initially had until March 12, 2019 (the date which was 15 months after the consummation of the IPO) to complete the Kaleyra Business Combination. The Company’s IPO prospectus and charter also provided that the Company could extend such 15 months period an additional 3 months if the Founders (as defined below) deposited into the Company’s trust account established following the IPO an amount equal to the aggregate total of $0.10 per public share sold in the IPO, for a total deposit of $1,437,500. On March 6, 2019, the Company issued four unsecured promissory notes in the aggregate principal amount of $1,437,500, representing $0.10 per public share, to the Founders. The Founders deposited such aggregate funds into the trust account, and as a result, the period of time the Company has to consummate the Kaleyra Business Combination and the date for cessation of operations of the Company if the Company has not completed the Kaleyra Business Combination has been extended from March 12, 2019 to June 12, 2019.

This is not sufficient time to complete the Kaleyra Business Combination. Because the Company will not be able to complete the Kaleyra Business Combination by June 12, 2019, the Company has determined to seek stockholder approval to extend the time for closing the Kaleyra Business Combination beyond June 12, 2019 to the Extended Date. Kaleyra needs more time prepare its financial statements that will be included in the Combination Proxy Statement, and therefore, the Company needs additional time to prepare the Combination Proxy Statement to seek stockholder approval of the Kaleyra Business Combination at a special meeting of the Company’s stockholders, and to ensure that such proxy statement satisfies all requirements of the SEC. The sole purpose of the Extension Amendment is to allow Kaleyra sufficient time to prepare the required financial statements, and therefore, to provide the Company more time to complete the Kaleyra Business Combination, which our Board believes is in the best interests of our stockholders.

Upon preparation of the Combination Proxy Statement, the Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of the Kaleyra Business Combination. Therefore, the Company is not asking you to vote on the Kaleyra Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Kaleyra Business Combination and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest, divided by the number of then outstanding public shares, in the event the Kaleyra Business Combination is approved and completed or the Company has not consummated the Kaleyra Business Combination by the Extended Date.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete the Kaleyra Business Combination before June 12, 2019, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes that, given the Company’s expenditure of time, effort and money on pursuing the Kaleyra Business Combination, circumstances warrant providing stockholders an opportunity to consider such transaction.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment is not approved and the Company has not consummated the Kaleyra Business Combination by June 12, 2019, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not released to the Company to pay franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their Private Shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless if the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment is not approved, the trust account will be liquidated as described above.

If the Extension Amendment is Approved

If the Extension Amendment is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete the Kaleyra Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock, public rights and public warrants will remain publicly traded. The Company will then continue to work to consummate the Kaleyra Business Combination by the Extended Date.

You are not being asked to vote on the Kaleyra Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Kaleyra Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event the Kaleyra Business Combination is approved and completed or the Company has not consummated the Kaleyra Business Combination by the Extended Date.

If the Extension Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved, and the amount remaining in the trust account may be only a fraction of the approximately $147,256,962 (including interest but less the funds used to pay taxes) that was in the trust account as of March 31, 2019. However, the Company will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment proposal.

Redemption Rights

If the Extension Amendment proposal is approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the Kaleyra Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed the Kaleyra Business Combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT. You will only be entitled to receive cash in connection with redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

In connection with tendering your shares for redemption, you must elect to either (x) physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th , New York, New York 10004, Attn: Mark Zimkind, at least two business days prior to the special meeting or (y) deliver your shares at least two business days prior to the special meeting to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting. The Company will provide public stockholders with another opportunity to redeem their shares for cash in connection with the vote on the proposed transaction.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Shares that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

Holders of outstanding public units must separate the underlying public shares, public rights and Public Warrants prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, public rights and Public Warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. If a broker, dealer, commercial bank, trust company or other nominee holds your public units, you must instruct such nominee to separate your public units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of public units to be split and the nominee holding such public units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant public units and a deposit of an equal number of public shares, public rights and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the public units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

If properly demanded, and if the Extension Amendment is approved, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. As of the date of the special meeting, this amount is expected to be approximately $10.30 per share. The closing price of the Company’s common stock on [            ] [●], 2019 was $[●].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your shares to the Company’s transfer agent at least two business days prior to the date of the special meeting. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who hold their shares as a “capital asset,” as defined in the Code. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes or investors therein, U.S. Holders (as defined below) whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

U.S. Holders

A stockholder is a U.S. Holder for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person. A U.S. Holder includes an individual who satisfies the substantial presence test. The substantial presence test is satisfied if an individual is physically present in the U.S. for at least 31 days during the current year, and 183 days during the 3-year period that includes the current year and the 2 years immediately before that, counting (1) all the days such individual was present in the current year, (2) 1/3 of the days such individual was present in the prior year, and (3) 1/6 of the days such individual was present in the year before that. An exception may apply under certain conditions if the individual is present for fewer than 183 days in the taxable year and has a tax home in and a closer connection with a foreign country than with the United States. Other exceptions may apply.

A U.S. Holder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) or a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If redemption of shares is treated as a Sale, the U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A U.S. Holder’s adjusted tax basis in the redeemed shares generally will equal the U.S. Holder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. Holder.

A redemption will be treated as a Sale with respect to a U.S. Holder if the redemption of the U.S. Holder’s shares (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. In determining whether any of these tests has been met, each U.S. Holder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A U.S. Holder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any U.S. Holder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.

In general, a distribution to a U.S. Holder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the U.S. Holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such U.S. Holder before the redemption. Whether the redemption will result in a more than 20% reduction in a U.S. Holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering U.S. Holders that are redeemed pursuant to the Election.

Even if the redemption of a U.S. Holder’s shares in connection with the Extension Amendment is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that U.S. Holder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority U.S. Holder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. Holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a U.S. Holder, amounts received in exchange for the U.S. Holder’s redeemed shares will be taxable to the U.S. Holder as a “dividend” to the extent of such U.S. Holder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. Holder (to the extent of the U.S. Holder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the U.S. Holder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. Holder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such U.S. Holder. If the redemption is treated as a dividend but the U.S. Holder has not retained any actually owned shares, the U.S. Holder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Non-U.S. Holders

A stockholder is a Non-U.S. Holder for U.S. federal income tax purposes if such stockholder is neither a U.S. Holder nor a partnership.

If a redemption of a Non-U.S. Holder’s shares is treated as Distribution, as discussed above under the section entitled “U.S. Holders,” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described below.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

If redemption of a Non-U.S. Holder’s shares is treated as Sale, as discussed above under the section entitled “U.S. Holders,” a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized such Sale, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder);

•

such Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a “tax home” in the United States; or

•

the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of 30%. Note that a non-U.S. individual physically present in the U.S. for 183 days or more during a taxable year generally satisfies the substantial presence test, is a taxable as a U.S. resident, and therefore is a U.S. Holder. If a non-U.S. individual has a special visa status, he or she may be a Non-U.S. Holder despite being physically present in the U.S. for 183 days or more.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the Sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. The Company believes that it is not and has not been at any time since our formation a United States real property holding corporation and the Company does not expect to be a United States real property holding corporation immediately after the Kaleyra Business Combination is completed.

Notwithstanding the foregoing, even if a redemption of a Non-U.S. Holder’s shares may be treated as other than a dividend for U.S. federal income tax purposes, to the extent withholding would be required if such redemption were treated as a dividend, the Company or another applicable withholding agent may withhold as if the redemption were treated as a dividend. In such event, a Non-U.S. Holder may seek a refund from the IRS with respect to withholdings on amounts in excess of the portion (if any) treated as a dividend for U.S. federal income tax purposes. Non-U.S. Holders should consult their tax advisors on how to obtain a refund of any excess withholding.

Information Reporting and Backup Withholding

Gross proceeds from the redemption of shares in connection with the approval of the Extension Amendment may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering U.S. Holder (or other payee) must either (i) provide to the Company such U.S. Holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. Holder is awaiting a TIN) and certify that (A) such U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. Holder that such U.S. Holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. Holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering U.S. Holders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering U.S. Holder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such U.S. Holder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

FATCA

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (which term includes most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles) and certain other foreign entities must comply with certain information reporting rules with respect to their U.S. account holders and investors. A foreign financial institution or such other foreign entity that does not comply with the FATCA reporting requirements generally will be subject to a 30% withholding tax with respect to any “withholdable payments.” For this purpose, withholdable payments generally include U.S.-source payments otherwise subject to nonresident withholding tax (e.g., U.S.-source dividends, including the proceeds of a redemption treated as a Distribution) and also include the entire gross proceeds from the sale of any stock of U.S. issuers (including a redemption treated as a Sale), even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). The IRS recently issued proposed Treasury Regulations that would eliminate the application of this regime with respect to payments of gross proceeds (but not interest (including any original issue discount), dividends, rents, salaries, wages, premiums, annuities, compensations, remunerations, emoluments, and other fixed or determinable annual or periodical gains, profits, and income). Pursuant to these proposed Treasury Regulations, the Company and any applicable withholding agent may (but are not required to) rely on this proposed change to FATCA withholding until final regulations are issued.

The Company will not pay any additional amounts to redeeming stockholders in respect of any amounts withheld, including pursuant to FATCA. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes. Stockholders are urged to consult with their own tax advisors regarding the effect, if any, of the FATCA provisions to them based on their particular circumstances.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding common stock is required to approve the Extension Amendment. If the Extension Amendment is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 4,027,006 Private Shares, including those that are a constituent security to a Private Placement Unit, representing approximately 22% of the Company’s issued and outstanding common stock.

In addition, the Founders, or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Extension Amendment is not approved and the Company does not consummate the Kaleyra Business Combination by June 12, 2019 in accordance with our charter, the 4,027,006 Private Shares, including those that are a constituent security to a Private Placement Unit, which were acquired directly from the Company, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares), as will the Private Placement Warrants and the rights as they will expire. Such common stock, warrants and rights had an aggregate market value of approximately $[●] based on the last sale price of $[●], $[●] and $[●], respectively, on the NYSE on [            ] [●], 2019;

•

The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.00 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act;

•

All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the Kaleyra Business Combination. If the Kaleyra Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

Other than the hourly rate paid to our Chief Financial Officer pursuant to the strategic services agreement between the Company and our Chief Financial Officer, and the hourly rate paid that was paid to our former chief financial officer during his tenure as such, none of the Company’s executive officers or directors has received any cash compensation for services rendered to the Company. All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting and some are expected to continue to serve following the Kaleyra Business Combination as discussed above and receive compensation thereafter; and

•

The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate the Kaleyra Business Combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Kaleyra Business Combination is not completed.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment proposal.

Our Board recommends that you vote “FOR” the Extension Amendment proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

STOCKHOLDER PROPOSALS

You may submit proposals, including recommendations of director candidates, for consideration at future annual meetings of stockholders. Our bylaws provide for advance notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. For the fiscal year 2019 annual meeting of stockholders (the “2019 annual meeting”), such nominations or proposals, other than those made by or at the direction of the Board, must be submitted in writing and received by our Secretary at our principal executive offices located at 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303, not later than the close of business on the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. Such nominations or proposals also must comply with all applicable requirements of the rules and regulations of the SEC. The presiding officer of the stockholder meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our bylaws. If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, such proposal will be disregarded.

In addition, for a stockholder proposal to be considered for inclusion in our proxy statement for the 2019 annual meeting, the proposal must be submitted in writing and received by our Secretary at our principal executive offices at the address above a reasonable time before the Company begins to print and send our proxy materials for the 2019 annual meeting.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Secretary at our principal executive offices at the address above. All notices of proposals by stockholders, whether or not to be considered for inclusion in our proxy materials, should be sent to our Secretary at our principal executive offices.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 2479 E. Bayshore Rd., Suite 200, Palo Alto, CA 94303, (650) 276-7040, Attn: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting us at the following address or telephone number:

GigCapital, Inc.

2479 E. Bayshore Rd., Suite 200

Palo Alto, CA 94303

Tel: (650) 276-7040

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Telephone: (212) 929-5500 (Call Collect)

or

Call Toll-Free: (800) 322-2885

Email: proxy@mackenziepartners.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [●], 2019.

ANNEX A

PROPOSED AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF GIGCAPITAL, INC.

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GIGCAPITAL, INC.

[            ] [●], 2019

GigCapital, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.     The name of the Corporation is “GigCapital, Inc.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 9, 2017 and an amended and restated certificate of incorporation was filed on December 7, 2017 (the “Original Certificate”).

2.     This Amendment to the Original Certificate (the “Amendment”), which amends the provisions of the Original Certificate, was duly adopted in accordance with Sections 222 and 242 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

3.    This Amendment was duly adopted by the affirmative vote of the holders of at least sixty-five percent (65%) of the stock entitled to vote at a special meeting of stockholders in accordance with the provisions of Sections 222 and 242 of the DGCL.

4.    This Amendment shall become effective on the date of filing with the Secretary of State of Delaware.

5.    The text of Article IX, Section 9.1(b) of the Original Certificate is hereby amended and restated in its entirety to read as follows:

9.1(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on November 15, 2017, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 15 months from the closing of the Offering (or 24 months from the closing date of the Offering provided that GigAcquisitions, LLC (or its designees) must deposit into the Trust Account funds equal to one percent (1%) of the gross proceeds of the Offering (including such proceeds from the exercise of the underwriters’ over-allotment option, if exercised) in exchange for a non-interest bearing, unsecured promissory note), and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to our pre-initial Business Combination activity and related stockholders’ rights (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”)

A-1

(whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Founders (as such term is defined in the Registration Statement), officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” The gross proceeds from the issuance of such promissory notes pursuant to subpart (ii) above of this Section 9.1(b) will be added to the proceeds from the Offering to be held in the Trust Account and shall be used to fund the redemption of the Offering Shares in accordance with this Article IX.

6.    The text of Article IX, Section 9.2(d) of the Original Certificate is hereby amended and restated in its entirety to read as follows:

9.2(d) In the event that the Corporation has not consummated an initial Business Combination within 15 months from the closing of the Offering (or 24 months from the closing date of the Offering provided that the deposit referenced in to subpart (ii) of Section 9.1(b) above shall be made), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, GigCapital, Inc. has caused this Certificate of Amendment to the Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

GIGCAPITAL, INC.

By:
Name:	Dr. Avi S. Katz
Title:	Chief Executive Officer

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[PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION]

PROXY

GigCapital, Inc.

2479 E. Bayshore Rd., Suite 200

Palo Alto, CA 94303

SPECIAL MEETING OF STOCKHOLDERS

[            ] [●], 2019

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

GIGCAPITAL, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

[            ] [●], 2019

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders (the “Special Meeting”) and accompanying Proxy Statement, dated [            ] [●], 2019, in connection with the Special Meeting to be held on [            ] [●], 2019 at 10:00 a.m., local time, at the offices of the Company, located at 2479 E. Bayshore Rd., Suite 200, Palo Alto, California 94303 and hereby appoints Avi Katz and Tara McDonough, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock, of GigCapital, Inc. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL CONSTITUTING THE EXTENSION AMENDMENT CONSISTING OF PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on [            ] [●], 2019: This notice of meeting, the accompanying proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 are available at [●].

	FOR	AGAINST	ABSTAIN
Proposal 1 – Extension Amendment
Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate the Kaleyra Business Combination from June 12, 2019 to December 12, 2019.	☐	☐	☐

You may exercise your redemption rights by marking the “EXERCISE REDEMPTION RIGHTS” box below. If you exercise your redemption rights, then you will be exchanging your public shares of the common stock of the Company for cash and you will no longer own such public shares. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER SUCH SHARES TO THE COMPANY’S DULY APPOINTED AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE SPECIAL MEETING.

EXERCISE REDEMPTION RIGHTS  ☐

REDEEM                  PUBLIC SHARES OF COMMON STOCK OF THE COMPANY

Date:                     , 2019

Stockholder’s Signature

Stockholder’s Signature (if held jointly)

Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.